                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement                          [ ]  Confidential, for Use of the Commission Only (as
                                                              permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               Crawford & Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    (5)  Total fee paid:

       -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

   -----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

       -------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

    (3)  Filing Party:

       -------------------------------------------------------------------------

    (4)  Date Filed:

       -------------------------------------------------------------------------

                                                              (CRAWFORD(R) LOGO)

March 26, 2003

Dear Shareholder:

     You are cordially invited to attend the Company's 2003 Annual Meeting of Shareholders which will be held on Tuesday, April 29, 2003, beginning at 2:00 p.m. at the Company's headquarters, 5620 Glenridge Drive, N. E., Atlanta, Georgia.

     The official Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are included with this letter and contain information about the meeting and the various matters on which the shareholders will act.

     As is our custom, a brief report will be made at this meeting on the Company's 2002 activities and the outlook for 2003. We hope you will be able to attend the meeting. Whether or not you plan to attend, it is important that you sign and return your Proxy promptly, as your vote is important to the Company.

     On behalf of our Board of Directors, officers, and employees, we wish to thank you for your continued interest in and support of Crawford & Company.

                                         Sincerely,

                                         /s/ Grover L. Davis
                                         Grover L. Davis,
                                         Chairman, President and
                                         Chief Executive Officer

                               CRAWFORD & COMPANY
                                 P.O. BOX 5047
                             ATLANTA, GEORGIA 30302
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 2003
                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Crawford & Company (the "Company") will be held in the Home Office Building of the Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia, on Tuesday, April 29, 2003, at 2:00 p.m. local time, for the following purposes:

          1. To elect eight (8) Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

          2. To approve the appointment of Ernst & Young LLP as independent auditors for the Company for the 2003 fiscal year; and

          3. To transact any and all other such business as may properly come before the meeting or any adjournment or postponement thereof.

     Information relating to the above matters is set forth in the accompanying Proxy Statement dated March 26, 2003. Only shareholders of record of Class B Common Stock of the Company as of the close of business on March 3, 2003 will be entitled to vote at the meeting and any adjournment or postponement thereof.

                                          By Order of The Board of Directors,

                                          /s/ Peter J. Rescigno

                                          Peter J. Rescigno,
                                          Secretary

Atlanta, Georgia
March 26, 2003

     IT IS IMPORTANT THAT YOUR SHARES OF CLASS B COMMON STOCK BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO BE PRESENT. ACCORDINGLY, IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

     PROXIES ARE NOT BEING SOLICITED WITH RESPECT TO THE SHARES OF CLASS A COMMON STOCK OF THE COMPANY.

                               CRAWFORD & COMPANY
                                 P.O. BOX 5047
                             ATLANTA, GEORGIA 30302
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 29, 2003

     This Proxy Statement and the accompanying Proxy are being mailed to shareholders of Class B Common Stock of Crawford & Company (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of Class B Common Stock for use at the Annual Meeting of Shareholders to be held in the Home Office Building of the Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia, on Tuesday, April 29, 2003 at 2:00 p.m., local time, and any adjournment or postponement thereof. When the Proxy is properly executed and returned, the shares of Class B Common Stock it represents will be voted at the meeting and any adjournment or postponement thereof as directed by the shareholder executing the Proxy unless it is revoked. If no directions are given on the Proxy with respect to election of Directors, the shares represented by the Proxy will be voted for the below listed nominees and for the approval of the appointment of Ernst & Young LLP to serve as independent auditors of the Company in 2003. Any shareholder giving a Proxy has the power to revoke it at any time before it is voted by the execution of another Proxy bearing a later date or by written notification to the Secretary of the Company. Shareholders who are present at the Annual Meeting may revoke their Proxy and vote in person if they so desire.

     Only shareholders of record of Class B Common Stock of the Company as of the close of business on March 3, 2003 (the "Record Date") will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 24,697,172 shares of Class B Common Stock, each share being entitled to one vote. A majority of the issued and outstanding shares of Class B Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at such meeting. The Annual Report of the Company for the fiscal year ended December 31, 2002 is enclosed herewith. This Proxy Statement and the accompanying Proxy are being first mailed to Class B Common Stock shareholders on or about March 26, 2003.

     Additionally, for information only, this Proxy Statement is being mailed to shareholders of Class A Common Stock of the Company as of the Record Date. Shares of Class A Common Stock are not entitled to vote at the Annual Meeting of Shareholders. Accordingly, no proxy is being requested and no proxy should be sent with respect to such shares.

                             ELECTION OF DIRECTORS

NOMINEES AND VOTING

     The By-Laws of the Company provide that the number of Directors which shall constitute the full Board of Directors shall be eight and the shareholders entitled to vote shall elect the Directors at each Annual Meeting. The Board of Directors has nominated the eight persons listed below as Directors, to hold office until the next Annual Meeting and until their successors are elected and qualified. Each nominee is a member of the present Board of Directors and was elected by the shareholders at the last annual meeting on April 30, 2002. If, at the time of the Annual Meeting, any of the nominees should be unable to serve, the persons named in the Proxy will vote for substitute nominees selected by the Board of Directors. The Company has no reason to believe that any of the nominees will not be available for election as a Director.

NOMINEE INFORMATION

     The following table gives certain information as to each person nominated by the Board of Directors for election as a Director:

                                              PRINCIPAL OCCUPATION                       DIRECTOR
        NAME           AGE                     AND DIRECTORSHIPS                           SINCE
        ----           ---                    --------------------                       --------
J. Hicks Lanier        62    Chairman of the Board of Oxford Industries, Inc., a           1976
                               manufacturer of apparel products; Director of
                               Genuine Parts Company and West Point Stevens.
Charles Flather        69    Managing partner of Middlegreen Associates, Boston,           1978
                               Massachusetts, an investment management company.
Linda K. Crawford      60    Private investor.                                             1980
Jesse C. Crawford      54    President of Crawford Communications, Inc., a                 1986
                               full-service provider of teleproduction services
                               including audio/video production and post
                               production, multimedia title design, satellite
                               services, animation, and special effects.
Larry L. Prince        64    Chairman of the Board, Chief Executive Officer and            1987
                               Director of Genuine Parts Company, a service
                               organization engaged in automotive and industrial
                               parts and office products distribution; Director of
                               Equifax Inc., SunTrust Banks, Inc., John H. Harland
                               Co., and Southern Mills.
John A. Williams       60    Chairman Emeritus and Director of Post Properties,            1996
                               Inc., a real estate management and development
                               company.
E. Jenner Wood, III    51    Chairman of the Board, President and Chief Executive          1997
                               Officer of SunTrust Banks, Central Group; Director
                               of Oxford Industries, Inc., Cotton States Life
                               Insurance Co. and Georgia Power Company.
Grover L. Davis        51    Chairman of the Board, President and Chief Executive          1999
                               Officer of the Company

     Mr. Wood was appointed to his present position in June, 2002, was appointed Chairman of the Board, President and Chief Executive Officer of SunTrust Banks, Georgia in March, 2001, was appointed President in October, 2000 and for more than five years prior to that appointment served in executive management positions with SunTrust Banks. Mr. Davis was appointed President and Chief Operating Officer of the Company and elected a Director on July 27, 1999. On March 31, 2001, he became Chief Executive Officer and on October 28, 2002 he became Chairman of the Board. For more than five years prior to that appointment, Mr. Davis served in management positions with the Company until his appointment as President and Chief Operating Officer. For more than five years prior to his appointment on February 20, 2003 as Chairman Emeritus, Mr. Williams was Chairman of the Board of Post Properties, Inc. and Chief Executive Officer until July 1, 2002. The principal occupation or employment of each of the other nominees during the past five years has been as indicated in the above table.

     Linda K. Crawford is the widow of Jesse C. Crawford's brother.

STANDING COMMITTEES AND ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     The Board of Directors has three standing committees. The Executive Committee consists of Jesse C. Crawford as Chairman, and Grover L. Davis, Larry
L. Prince, and E. Jenner Wood, III as members. The Audit Committee consists of Charles Flather as Chairman, and J. Hicks Lanier, Larry L. Prince and John A. Williams as members. The Senior Compensation and Stock Option Committee consists of J. Hicks Lanier as Chairman and E. Jenner Wood, III, Linda K. Crawford and Charles Flather as members. The Board of Directors does not have a standing nominating committee.

     The Executive Committee may exercise all the authority of the Board of Directors between its meetings with respect to all matters not specifically reserved by law to the Board of Directors. The Executive Committee held six meetings during 2002.

     The Audit Committee appoints or discharges the Company's independent auditors, reviews with the independent auditors the audit plan and results of the audit engagement, reviews the scope and results of the Company's internal auditing procedures and the adequacy of its accounting controls, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, and considers the range of the independent auditor's audit and non-audit fees. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are independent. The Committee has adopted a written charter, approved by the Board of Directors, a copy of which was attached as Appendix A to the Proxy Statement for the April 24, 2001 Annual Meeting. The Audit Committee held four meetings during 2002.

     The Senior Compensation and Stock Option Committee formulates and approves salaries, grants of stock options and other compensation to the Chairman of the Board and, upon recommendation by the Chairman of the Board, salaries, grants of stock options and other compensation for all other Officers of the Company. The Senior Compensation and Stock Option Committee held three meetings during 2002.

     During 2002, the Board of Directors held five meetings. Each of the Company's Directors attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board of Directors and committees thereof of which such Director was a member.

COMPENSATION

     During 2002 each director of the Company received a quarterly fee of $5,000, and $1,000 for each Board of Directors and Committee meeting attended. In addition, the Chairman of each Committee received a fee of $5,000 per quarter. Pursuant to the terms of the 1997 Non-Employee Director Stock Option Plan, each non-employee director elected at the 2002 Annual Meeting received an option for 3,000 shares of the Company's Class A Common Stock at a price of $10.90 per share, the fair market value of the Class A Common Stock on that date. The options are non-transferable; are exercisable at any time after grant; and lapse on the date the holder is no longer a Director, if that occurs on or before the fifth anniversary of the grant date, or otherwise on the tenth anniversary of the grant date.

     Mr. Meyers, who retired as Chairman of the Board on October 28, 2002, was, in addition to the directors fees mentioned above, compensated with $104,166 in salary and a $1,059 premium payment on term life insurance.

SHAREHOLDER VOTE

     Each share of Class B Common Stock is entitled to cast an affirmative vote for up to eight (8) Director nominees. Cumulative voting is not permitted. The eight nominees for Director who receive the highest number of votes cast, in person or by proxy, at the Annual Meeting will be elected Directors. Negative votes or abstentions, including broker non-votes, will not be counted.

     The Company encourages shareholders who hold shares through a brokerage account to provide instruction to their brokerage firm by voting their proxy. Providing voting instructions ensures that shares will be voted at the meeting. If shares are held through a brokerage account, the brokerage firm under certain circumstances, may vote the shares without instructions. On certain "routine" matters, such as the election of directors, brokerage firms have authority under New York Stock Exchange rules to vote their customers' shares if the customers do not provide voting instructions. When a brokerage firm votes its customers' shares on a routine matter without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted for or against the routine matter.

     On "non-routine" matters, if the brokerage firm has not received voting instructions from the shareholder, the brokerage firm cannot vote the shares on that proposal, which is considered a "broker non-vote." Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted for or against the non-routine matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITS NOMINEES FOR DIRECTORS.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information for the fiscal years ended December 31, 2002, 2001, and 2000, concerning compensation paid to or accrued by the Company for those persons who were, at December 31, 2002, (i) the Chief Executive Officer and (ii) the other five most highly compensated Executive Officers of the Company (hereinafter collectively referred to as the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                     COMPENSATION
                                                                                -----------------------
                                            ANNUAL COMPENSATION                         AWARDS
                              -----------------------------------------------   -----------------------    ALL OTHER
                                                               OTHER ANNUAL      SECURITIES UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR  SALARY ($)   BONUS ($)   COMPENSATION ($)     OPTIONS/SARS (#)(1)        ($)(2)
---------------------------   ----  ----------   ---------   ----------------   -----------------------   ------------
G. L. Davis.................  2002   $504,334     $    0           $  0                  40,000              $2,349
  Chairman, President and     2001    476,952          0              0                 202,000               2,210
  Chief Executive Officer     2000    374,000     43,855              0                  25,000              11,631
J. F. Giblin................  2002    307,583          0              0                  22,500               1,925
  Executive Vice President    2001    307,871          0              0                  70,000               2,030
  Chief Financial Officer     2000    280,855     23,262              0                  10,000               2,394
J. T. Bowman................  2002    272,088          0              0                  72,500              20,300
  President                   2001    262,527          0              0                  13,000              19,720
  Crawford & Company          2000    207,280     61,268              0                   5,000              24,560
  International, Inc.
J. F. Osten(3)..............  2002    280,757          0              0                  22,500               2,805
  Executive Vice President    2001    275,992          0              0                  68,000               2,955
  General Counsel and         2000    256,851     21,555              0                  10,000               1,245
  Secretary
Victoria Holland............  2002    225,320          0              0                  15,000               2,745
  Executive Vice President    2001    221,983          0              0                  12,000               2,945
  Health Care Management      2000    211,763     21,641              0                  10,000               1,820
S. V. Festa.................  2002    224,665          0              0                  15,000                 680
  Executive Vice President    2001    222,897          0              0                  12,000               1,130
  Risk Management Services    2000    212,072     17,672              0                  10,000                 924

---------------

(1) Represents shares of the Company's Class A Common Stock.
(2) Represents the following amounts for 2002: (i) Mr. Davis: $500 Company contribution to the Company's Savings and Investment Plan, $516 premium payment on term life insurance and $1,333 automobile allowance; (ii) Mr.
    Giblin: $500 Company contribution to the Company's Savings and Investment Plan, $300 premium payment on term life insurance and $1,125 automobile allowance; (iii) Mr. Bowman: $20,000 Company contribution to a non-U.S. retirement plan and $300 premium payment on term life insurance; and (iv) Mr. Osten: $500 Company contribution to the Company's Savings and Investment Plan, $972 premium payment on term life insurance and $1,333 automobile allowance; (v) Ms. Holland: $500 Company contribution to the Company's Savings and Investment Plan, $912 premium payment on term life insurance and $1,333 automobile allowance; (vi) Mr. Festa: $500 Company contribution to the Company's Savings and Investment Plan and $180 premium payment on term life insurance.
(3) Mr. Osten left the employment of the Company on January 15, 2003.

LOANS TO EXECUTIVE OFFICERS

     In May of 2000, the Company entered into a loan with Grover Davis, now Chairman, President and Chief Executive Officer of the Company, in connection with his relocation to Atlanta. During 2002, the largest amount outstanding under this loan was $130,979.35. Mr. Davis repaid the loan in full in October 2002 and, as of December 31, 2002, no amount was outstanding under the loan.

STOCK OPTION EXERCISES AND YEAR-END VALUES

     The following table provides information concerning the exercise of stock options during the last fiscal year and unexercised options held as of the end of the fiscal year with respect to the Named Executive Officers:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                        NUMBER OF
                                                                  SECURITIES UNDERLYING    VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS AT   IN-THE-MONEY OPTIONS
                                                                        FY-END (#)             AT FY-END ($)
                                                                  ----------------------   ---------------------
                                SHARES ACQUIRED       VALUE            EXERCISABLE/            EXERCISABLE/
             NAME               ON EXERCISE (#)    REALIZED ($)      UNEXERCISABLE(1)        UNEXERCISABLE(1)
             ----               ----------------   ------------   ----------------------   ---------------------
G. L. Davis...................        None              $0                23,100                    $0
                                                                         459,000                     0
J. F. Giblin..................        None               0                85,750                     0
                                                                         250,500                     0
J. T. Bowman..................        None               0                30,573                     0
                                                                         138,700                     0
J. F. Osten...................        None               0                64,000                     0
                                                                         196,500                     0
Victoria Holland..............        None               0                26,750                     0
                                                                         133,000                     0
S. V. Festa...................        None               0                19,450                     0
                                                                         133,000                     0

---------------

(1) Represents the aggregate number of shares of Class A Common Stock covered by unexercised options at fiscal year end, and the aggregate difference between the exercise price and market value thereof at December 31, 2002 based on the closing price for the Class A shares on the New York Stock Exchange on that date, for those options that have an exercise price below the December 31, 2002 market value. The upper number relates to options exercisable at fiscal year end and the lower number relates to options which were not exercisable on that date.

STOCK OPTION GRANTS

     The following table provides information concerning the grant of stock options under the Company's 1997 Key Employee Stock Option Plan during the fiscal year ended December 31, 2002:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL REALIZABLE
                                                          INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                                       -------------------------------------------------------      ANNUAL RATES OF
                                         NUMBER OF        % OF TOTAL                                  STOCK PRICE
                                         SECURITIES        OPTIONS                                 APPRECIATION FOR
                                         UNDERLYING       GRANTED TO     EXERCISE                   OPTION TERM(2)
                                          OPTIONS         EMPLOYEES       PRICE     EXPIRATION   ---------------------
                NAME                   GRANTED (#)(1)   IN FISCAL YEAR    ($/SH)       DATE       5% ($)      10% ($)
                ----                   --------------   --------------   --------   ----------   ---------   ---------
G. L. Davis..........................      40,000            4.36%        $8.82      1/29/12     $221,874    $562,272
J. F. Giblin.........................      22,500            2.45          8.82      1/29/12      124,804     316,278
J. T. Bowman.........................      22,500            2.45          8.82      1/29/12      124,804     316,278
                                           50,000            5.45          8.82      1/29/09      179,531     418,384
J. F. Osten..........................      22,500            2.45          8.82      4/15/03          (3)         (3)
Victoria Holland.....................      15,000            1.64          8.82      1/29/12       83,203     210,852
S. V. Festa..........................      15,000            1.64          8.82      1/29/12       83,203     210,852

---------------

(1) Options granted are with respect to the Company's Class A Common Stock and become exercisable twenty percent (20%) each year commencing on the first anniversary of the option grant date, except the option with 1/29/09 expiration date which becomes exercisable at the earlier of (A) when the average of the Class A Common Stock price for ten consecutive trading days reaches $12.35 per share, or (B) January 29, 2008.
(2) The "Annual Rates of Stock Price Appreciation" set forth in the table are mandated by the rules of the Securities and Exchange Commission. The Company gives no assurance that these or any other rates of appreciation can or will be achieved over the option terms. However, any rates of appreciation that are achieved will benefit all holders of the Company's Common Stock.
(3) Mr. Osten left the Company on January 15, 2003 and his options now terminate April 15, 2003 in accordance with the Company's stock option plans.

PENSION PLANS

     The following table indicates estimated annual retirement benefits on a straight line annuity basis payable following retirement at age 65 to participants at the specified compensation and period of service classifications under the Company's U.S. defined benefit pension plan:

                               PENSION PLAN TABLE

                                                                  YEARS OF SERVICE
                                     --------------------------------------------------------------------------
           REMUNERATION                 15         20         25         30         35         40         45
           ------------              --------   --------   --------   --------   --------   --------   --------
$125,000...........................  $ 37,500   $ 50,000   $ 62,500   $ 75,000   $ 87,500   $100,000   $112,500
 150,000...........................    45,000     60,000     75,000     90,000    105,000    120,000    135,000
 175,000...........................    52,500     70,000     87,500    105,000    122,500    140,000    157,500
 200,000...........................    60,000     80,000    100,000    120,000    140,000    160,000    180,000
 225,000...........................    67,500     90,000    112,500    135,000    157,500    180,000    202,500
 250,000...........................    75,000    100,000    125,000    150,000    175,000    200,000    225,000
 300,000...........................    90,000    120,000    150,000    180,000    210,000    240,000    270,000
 400,000...........................   120,000    160,000    200,000    240,000    280,000    320,000    360,000
 500,000...........................   150,000    200,000    250,000    300,000    350,000    400,000    450,000
 600,000...........................   180,000    240,000    300,000    360,000    420,000    480,000    540,000
 700,000...........................   210,000    280,000    350,000    420,000    490,000    560,000    630,000
 800,000...........................   240,000    320,000    400,000    480,000    560,000    640,000    720,000

     The Company maintains a non-contributory Retirement Plan for the benefit of substantially all of the U.S. employees of the Company. The Retirement Plan provides for annual retirement benefits at Normal

Retirement Age (65) equal to 2% of the participant's total compensation (as defined in the Retirement Plan) for all credited years of service under the Plan. The benefits are not affected by Social Security benefits payable to the participant; however, they are actuarially reduced for retirements before the Normal Retirement Age or if the retiree selects benefits other than an individual life-time annuity. Effective December 31, 2002, accruals under the Retirement Plan are frozen. In future years, the Company may make a discretionary, non-elective contribution to the Defined Contribution Plan for eligible employees based on years of service and compensation.

     Additionally, the Company maintains an unfunded Supplemental Executive Retirement Plan for certain Executive Officers to provide benefits that would otherwise be payable under the Retirement Plan but for limitations placed on covered compensation and benefits under the Internal Revenue Code. Credited years of service under the Retirement Plan for Messrs. Davis, Giblin, Osten, Festa and Ms. Holland are 26, 13, 12, 17, and 23 respectively. Mr. Bowman does not participate in the Retirement Plan, in the United States. Effective December 31, 2002, accruals under the Supplemental Executive Retirement Plan are also frozen.

               REPORT OF THE SENIOR COMPENSATION AND STOCK OPTION
                      COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Senior Compensation and Stock Option Committee (the "Committee") of the Board of Directors, composed of the Directors whose names are listed below this report. The fundamental philosophy of the Committee is to ensure that the compensation programs of the Company will attract and retain key executives critical to its long-term success through the establishment of a performance-oriented environment that rewards the achievement of strategic management goals, with the attendant enhancement of shareholder value.

     There are three elements in the Company's executive compensation program, all related to individual and Company performance:

     - Base Salary Compensation

     - Annual Incentive Compensation

     - Long-term Incentive Compensation

BASE SALARY COMPENSATION

     The Company has established a comprehensive Wage and Salary Administration Policy applicable to the Company and its U.S. subsidiaries. This Policy includes a program for grading each position, including those of the U.S. Executive Officers of the Company, to ensure internal equity. Additionally, the Policy sets forth grade levels and salary ranges for those grade levels, and provides for annual merit increases tied to individual job performance as measured through annual performance reviews. Based on published national surveys, the Company annually establishes merit increase budgets as a percent of current salaries and any increases in salary ranges for the next fiscal year. Generally, the Company is at the midpoint of projected merit salary increases and salary range adjustments as reflected in the national surveys, with some adjustment up or down depending on prior year pre-tax earnings and revenues of the Company. Consistent with the overall merit increase percentage, the Company establishes guidelines for individual salary adjustments based on the individual's performance rating.

     The Committee initially establishes and reevaluates the salary of the Chief Executive Officer on an annual basis. In re-evaluating the base salary for the Chief Executive Officer, the Committee looks primarily at the pre-tax earnings of the Company in the preceding fiscal year as compared to the prior fiscal year. The Committee also takes into account external circumstances which may have impacted that performance which were not within the control of the Company or its Executive Officers, the increases in the base salaries of other employees of the Company, and the Committee's assessment of the personal performance of the Chief

Executive Officer during the preceding year. For the 2002 fiscal year, the Committee established the Chief Executive Officer's salary at $475,000 per annum, the same as the previous year.

ANNUAL INCENTIVE COMPENSATION

     Under the Company's 1996 Incentive Compensation Plan, which covers all U.S. key employees of the Company (other than the Chief Executive Officer), at the beginning of each fiscal year the Committee establishes pre-tax earnings and revenue thresholds, as well as targeted pre-tax earnings. A bonus pool is created for sales and marketing key employees based principally on increases in revenues above the threshold amount, while the bonus pool for other participants is based primarily on growth in pre-tax earnings from the threshold amount up to the targeted pre-tax earnings. The bonus pool is allocated by the Chief Executive Officer to the business units and staff departments based on his assessment of performance of the business unit and staff participants, and to each individual participant by the business unit or staff manager based on the individual's personal performance and salary grade. The Chief Executive Officer establishes the bonuses for his direct reports.

     The Committee sets the bonus for the Chief Executive Officer, based primarily on pre-tax earnings and the bonuses paid under the 1996 Incentive Compensation Plan, as a percentage of salary, to the other Executive Officers of the Company. Historically, the Chief Executive Officer's bonus, as a percentage of his base salary, has been higher than the average paid to the other Executive Officers, expressed as a percentage of their base salaries. The Chief Executive Officer elected not to distribute bonuses to any of the Company's Executive Officers for 2002 and the Committee did not award the Chief Executive Officer a bonus for 2002.

LONG-TERM INCENTIVE COMPENSATION

     Under the Company's 1997 Key Employee Stock Option Plan, officers and other key employees of the Company are granted options by the Committee to purchase shares of the Company's Class A Common Stock. The exercise price for all options granted is set at the market price of the Company's Class A Common Stock on the date of the option grant and, to the extent permissible under the relevant provisions of the Internal Revenue Code, the options granted under the Plan are generally statutory "Incentive Stock Options." The Committee typically reviews and acts upon the recommendations of the Chief Executive Officer for the grant of options, on a discretionary basis, annually to the Company's other officers and key employees. The number of shares of the Company's Class A Common Stock covered by such options is generally based upon the grade level of the officer or other key employee's position, with adjustments for extraordinary performance, but without regard to the individual's stock ownership or the number of options previously granted. In 2002, as part of the annual grant, the Committee granted options to the Chief Executive Officer of 40,000 shares of the Company's Class A Common Stock.

                                          J. HICKS LANIER
                                          E. JENNER WOOD, III
                                          LINDA K. CRAWFORD
                                          CHARLES FLATHER

                          STOCK OWNERSHIP INFORMATION

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information, as of March 3, 2003, as to shares of Class A and Class B Common Stock beneficially owned by each current Director or nominee for election as a Director, each of the Named Executive Officers, and all current Directors and Executive Officers as a group. As of March 3, 2003, 23,925,383 shares of Class A Common Stock and 24,697,172 shares of Class B Common Stock were outstanding.

                                                                                   PERCENT OF
                                                       AMOUNT AND NATURE OF       TOTAL SHARES
                                                      BENEFICIAL OWNERSHIP(1)    OUTSTANDING(2)
                                                      -----------------------   -----------------
                        NAME                           CLASS A      CLASS B     CLASS A   CLASS B
                        ----                          ----------   ----------   -------   -------
Linda K. Crawford(3)(4).............................   2,234,465    3,774,336     9.3%     15.3%
J. Hicks Lanier(3)..................................      33,037        3,037      --        --
Charles Flather(3)..................................      35,062        5,062      --        --
Jesse C. Crawford(3)(5).............................  12,077,108   12,783,181    50.4      51.8
Larry L. Prince(3)(6)...............................      31,125        1,125      --        --
John A. Williams(3).................................      30,000        1,500      --        --
E. Jenner Wood, III(3)(6)...........................      30,750           --      --        --
Grover L. Davis(7)..................................      53,169          100      --        --
John F. Giblin(8)...................................     106,517        3,000      --        --
Jeffrey T. Bowman(9)................................      43,746           --      --        --
Judd F. Osten(10)...................................      75,950           --      --        --
Victoria Holland (11)...............................      34,050           --      --        --
Stephen V. Festa (12)...............................      27,645           --      --        --
All Directors and Executive Officers as a Group (15
  persons)(13)......................................  14,880,164   16,571,377    60.7      67.1
                                                      ----------   ----------    ----      ----

---------------

 (1) Except as otherwise indicated in the following footnotes, the persons possessed sole voting and investment power with respect to all shares set forth opposite their names.
 (2) Except where a percentage is specified, the person's ownership represents less than 1% of the outstanding shares.
 (3) Includes 30,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2003.
 (4) See Notes (2), (3), and (4) to table set forth under "Security Ownership of Certain Beneficial Owners" below with respect to Class B Common Stock. The shares of Class A Common Stock shown as beneficially owned by Linda K. Crawford include 1,151,342 shares which are held in three trusts for the benefit of two daughters of Linda K. Crawford. Under the terms of one of these trusts, holding an aggregate of 65,580 shares of Class A Common Stock, Linda K. Crawford and another individual share investment power. Under the terms of the other two trusts, holding an aggregate of 1,085,762 shares of Class A Common Stock, Linda K. Crawford has sole voting authority but has no investment authority. Linda K. Crawford disclaims any beneficial interest in any of the shares of Class A Common Stock held in these trusts. Included in the shares shown as beneficially owned by Linda K. Crawford are 975,921 shares of Class A Common Stock held in trust for her benefit. Under the terms of this trust, Linda K. Crawford has sole voting and investment power with respect to the shares held in the trust. In addition to the above, Linda K. Crawford has sole voting and investment power with respect to 77,202 shares of Class A Common Stock shown as beneficially owned by her.
 (5) See Note (7) to the table set forth under "Security Ownership of Certain Beneficial Owners" below with respect to the Class B Common Stock. The shares of Class A Common Stock shown as beneficially owned by Jesse C. Crawford include 53,641 shares held in trust for his son over which he has voting and

                                                (footnotes continued on page 10)
     shares investment power, and 8,572,012 shares held by Crawford Partners LLP over which he has voting and investment power.
 (6) Mr. Prince is a director of SunTrust Banks, Inc. Mr. Wood is Chairman, President and Chief Executive Officer of SunTrust Banks, Central Group. Messrs. Prince and Wood disclaim any beneficial ownership in shares held by SunTrust Banks, Inc. or any of its banking subsidiaries, which shares are not reflected in the table. See "Information With Respect to Certain Business Relationships" and "Security Ownership of Certain Beneficial Owners."
 (7) Includes 37,900 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2003.
 (8) Includes 98,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2003.
 (9) Includes 37,123 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2003.
(10) Includes 71,450 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2003.
(11) Includes 34,050 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2003.
(12) Includes 27,500 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2003.
(13) Includes 119,271 shares of Class A Common Stock and 8,553,340 shares of Class B Common Stock as to which voting or investment power is shared; 579,823 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2003; and 1,151,342 shares of Class A Common Stock and 2,314,359 shares of Class B Common Stock as to which beneficial ownership is disclaimed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information concerning each person known to the Company to be the "beneficial owner", as such term is defined by the rules of the Securities and Exchange Commission ("SEC"), of more than 5% of the outstanding shares of Class B Common Stock of the Company as of March 3, 2003:

                                                                                PERCENT OF
                                                   AMOUNT AND NATURE OF        TOTAL SHARES
NAME AND ADDRESS                                   BENEFICIAL OWNERSHIP        OUTSTANDING
----------------                                   --------------------        ------------
SunTrust Bank....................................       14,890,911(1)              60.3%
  One Park Place, N.E.
  Atlanta, Georgia 30303
Estate of Virginia C. Crawford...................        8,052,295(7)              32.6%
  c/o SunTrust Bank
  55 Park Place
  Atlanta, Georgia 30303
Linda K. Crawford................................        3,774,336(2)(3)(4)        15.3%
  57 N. Green Bay Road
  Lake Forest, Illinois 60045
Wachovia Bank NA.................................        3,742,134(2)(3)(4)(5)     15.2%
  191 Peachtree St., N.E.
  Atlanta, Georgia 30303
Frank L. Wilson, III.............................        3,675,239(6)              14.9%
  2849 Paces Ferry Rd.
  Atlanta, Georgia 30339
Crawford Partners, L.P...........................        2,414,636(1)(7)            9.8%
  55 Park Place
  Atlanta, Georgia 30303

                                                                                PERCENT OF
                                                   AMOUNT AND NATURE OF        TOTAL SHARES
NAME AND ADDRESS                                   BENEFICIAL OWNERSHIP        OUTSTANDING
----------------                                   --------------------        ------------
Jesse C. Crawford................................       12,783,181(7)              51.8%
  Crawford Communications, Inc.
  3845 Pleasantdale Rd.
  Atlanta, Georgia 30340

---------------

 (1) The shares are held by one or more bank subsidiaries of SunTrust Bank in various fiduciary and agency capacities. SunTrust Bank has sole voting power with respect to 6,403,566 of such shares. SunTrust Bank has sole investment power with respect to 6,402,666 of such shares and shares investment power with respect to 8,488,245 of such shares. SunTrust Bank disclaims any beneficial interest in any such shares. Included are all of the shares shown as beneficially owned by Crawford Partners, L.P.
 (2) The shares shown as beneficially owned by Linda K. Crawford and Wachovia Bank NA include 66,895 shares which are held in a trust established for the benefit of one of the children of Robert C. Crawford. Under the terms of this trust, Wachovia Bank NA and another individual share voting power with respect to the shares held by such trust, and Linda K. Crawford and another individual share investment power with respect thereto. Linda K. Crawford disclaims any beneficial interest in any of these shares held in trust.
 (3) Included in the shares shown as beneficially owned by Linda K. Crawford and Wachovia Bank NA are 1,382,775 shares which are held in trust for the benefit of Linda K. Crawford. Under the terms of this trust, Linda K. Crawford has sole voting and investment power with respect to the shares held in the trust. Wachovia Corporation and Wachovia Bank NA disclaim any beneficial interest in any of these shares. Linda K. Crawford has sole voting and investment power with respect to 77,202 shares shown as beneficially owned by her.
 (4) The shares shown as beneficially owned by Linda K. Crawford and Wachovia Bank NA include 2,247,464 shares which are held in three trusts for the benefit of two children of Linda K. Crawford, all of which shares are held in trusts under the terms of which Wachovia Bank NA and Frank L. Wilson, III are co-trustees, Linda K. Crawford has sole voting power and Wachovia Bank NA and Frank L. Wilson, III share investment power. Linda K. Crawford disclaims any beneficial interest in any of these shares held in trust.
 (5) All of the shares are held in trusts for the benefit of Linda K. Crawford and her daughters. Wachovia Bank NA has shared voting power with respect to 66,895 of such shares. Wachovia Bank NA disclaims any beneficial interest in any of these shares.
 (6) The shares shown as beneficially owned by Frank L. Wilson, III are all shares held in trusts for the benefit of Linda K. Crawford or the daughters of Linda K. Crawford, with respect to which Frank L. Wilson, III is a trustee. Frank L. Wilson, III disclaims any beneficial interest in any of the shares held in these trusts.
 (7) The shares shown as beneficially owned by Jesse C. Crawford include 49,238 shares held in trust for his son over which he has voting and shares investment power; 2,414,636 shares held by Crawford Partners LLP over which he has voting and investment power; 8,052,295 shares held in the Estate of Virginia C. Crawford over which he has voting power and shares investment power, and 384,912 shares in a trust over which he shares voting and investment power.

           INFORMATION WITH RESPECT TO CERTAIN BUSINESS RELATIONSHIPS

     SunTrust Bank holds 14,890,911 shares of Class B Common Stock of the Company as of March 3, 2003. See "Stock Ownership Information -- Security Ownership of Certain Beneficial Owners." SunTrust Bank exercises voting authority with respect to shares of Class B Common Stock held in fiduciary capacities. The Company also maintains a normal commercial banking relationship with SunTrust Bank, which serves as trustee for the Crawford & Company Retirement Plan and the Crawford & Company Employee Disability Income Plan.

                           EQUITY COMPENSATION PLANS

     The following table sets forth certain information concerning securities authorized for issuance under equity compensation plans as of December 31, 2002:

                                                                              NUMBER OF SECURITIES
                                                                             REMAINING AVAILABLE FOR
                        NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE      FUTURE ISSUANCE UNDER EQUITY
                        BE ISSUED UPON EXERCISE    EXERCISE PRICE OF           COMPENSATION PLANS
                        OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
PLAN CATEGORY             WARRANTS AND RIGHTS     WARRANTS AND RIGHTS            IN COLUMN (A))
-------------           -----------------------   --------------------   -------------------------------
                                  (A)                     (B)                          (C)
Equity compensation
  plans approved by
  securities
  holders.............         5,495,074                 12.03                      1,674,200
Equity compensation
  plans not approved
  by security
  holders.............               N/A                   N/A                            N/A

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and greater than ten percent (10%) beneficial owners of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports are required, the Company believes that, during the year ending December 31, 2002, all of its officers, directors and greater than ten percent beneficial owners complied with applicable filing requirements.

                 FIVE YEAR COMPARATIVE STOCK PERFORMANCE GRAPH

     The following line graph compares the cumulative return on the Company's Class B Common Stock against the cumulative total return on (i) the Standard & Poors Composite 500 Stock Index and (ii) the Standard & Poors
Insurance -- Property and Casualty Index for the five year period commencing January 1, 1998 and ended December 31, 2002:

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------
                             1997      1998      1999      2000      2001      2002
-------------------------------------------------------------------------------------
 Crawford & Company
  (Class B)                 100.00     77.77     71.72     64.41     68.81     30.59
 S&P 500 Index              100.00    128.58    155.63    141.46    124.65     97.10
 S&P Property-Casualty
  Insurance Index           100.00     93.37     69.57    108.42     99.72     88.73

---------------

This total shareholders' return model assumes reinvested dividends.
Prepared by Standard & Poor's Compustat Services, a division of McGraw-Hill,
Inc.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Ernst & Young LLP has been selected by the Audit Committee of the Board of Directors to serve as independent auditors for the Company for the fiscal year 2003. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the Board of Directors has decided, as in the past, to ask the Company's shareholders to ratify this appointment. Despite the selection of Ernst & Young LLP as the Company's independent auditors and the ratification by the shareholders of that selection, the Audit Committee has the power at any time to select another auditor for 2003, without further shareholder action. A representative of Ernst & Young LLP will be present at the meeting and will be given an opportunity to make a statement, if he or she desires, and to respond to questions. In addition, a report of the Audit Committee in connection with the independence of the auditors, as well as other matters, follows the Board's recommendation on this matter below.

FEES PAID TO ERNST & YOUNG LLP

     In addition to performing the audit of the Company's consolidated financial statements, Ernst & Young LLP provides various other services to the Company and its foreign and domestic subsidiaries. Ernst &

Young LLP has advised the Company that it has billed or will bill the Company the below indicated amounts for the following categories of services for the year ended December 31, 2002:

Audit of the Company's annual financial statements for the
  year ended December 31, 2002 and reviews of the financial
  statements included in the Company's quarterly reports on
  Forms 10-Q for that fiscal year...........................             $632,400
All other services:
  Audit related fees*.......................................  $  6,000
  Tax compliance and consulting.............................   173,071
  Total all other services..................................             $179,071

---------------

* Audit related fees include accounting consultation and various attest services under professional standards.

     Ernst & Young LLP advises it did not provide any services related to financial information systems design and implementation during 2002.

SHAREHOLDER VOTE

     The proposal to ratify the appointment of Ernst & Young LLP to serve as independent auditors for the year 2003 will be adopted if the number of votes cast in favor of ratification exceeds the number of votes cast against ratification. Votes cast against and abstentions on this matter will be counted as votes against the matter. Because this is a routine matter, broker non-votes will not change the number of votes cast for or against the matter. If the shareholders do not ratify the selection of Ernst & Young LLP, the selection of the independent auditors for 2003 will be determined by the Audit Committee of the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2003.

                             AUDIT COMMITTEE REPORT

     In fulfilling its responsibilities to review the Company's financial reporting process, the Audit Committee (the "Committee") has reviewed and discussed with the Company's management and the independent auditors the audited financial statements to be contained in the 2002 Annual Report on SEC Form 10-K. Management is responsible for the financial statements and the reporting process, including the system of internal controls. Independent auditors are responsible for expressing an opinion on the conformity to those audited financial statements with accounting principles generally accepted in the United States.

     The Committee discussed with the independent auditors the matters required to be discussed by Statement on Audit Standards No. 61, Communications with Audit Committee, as amended. In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In determining the independence of the auditors, the Committee has considered, among other matters, whether the provision of services, other than those related to the audit of the Company's annual financial statements, is compatible with maintaining the auditors' independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2002.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee has selected Ernst & Young LLP as the Company's independent auditors for 2003, with this selection to be ratified by the shareholders.

                                          CHARLES FLATHER
                                          J. HICKS LANIER
                                          LARRY L. PRINCE
                                          JOHN A. WILLIAMS

                                   FORM 10-K

     The Crawford & Company Annual Report on Form 10-K for 2002, filed with the Securities and Exchange Commission, is available free of charge upon written request to the Secretary, Crawford & Company, P.O. Box 5047, Atlanta, Georgia 30302.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the 2004 Annual Meeting of the Shareholders must be received by the Company no later than November 21, 2003 for inclusion in the proxy statement for that meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934 and the By-laws of the Company, the Board of Directors may exercise discretionary voting authority at the 2004 Annual Meeting under proxies it solicits to vote on a proposal made by a shareholder that the shareholder does not seek to include in the Company's proxy statement pursuant to Rule 14a-8, unless the Company is notified about the proposal prior to November 21, 2003 and the shareholder satisfies the other requirements of Rule 14a-4(c).

                                 OTHER MATTERS

     The minutes of the Annual Meeting of Shareholders held on April 30, 2002 will be presented at the meeting, but it is not intended that action taken under the Proxy will constitute approval of the matters referred to in such minutes. The Board of Directors knows of no other matters to be brought before the meeting. If any other matters come before this meeting, however, the persons named in the Proxy will vote such Proxy in accordance with their judgment on such matters.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally, or by telephone, electronic mail or by mail by one or more employees of the Company. The Company may also reimburse brokers, banks, nominees or other fiduciaries for the reasonable clerical expenses of forwarding the proxy material to their principals, the beneficial owners of the Company's Class A or Class B Common Stock.

March 26, 2003

                               CRAWFORD & COMPANY
                                     PROXY
    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 29, 2003. THIS PROXY IS
                      SOLICITED BY THE BOARD OF DIRECTORS.

   The undersigned hereby appoints G.L. Davis, J.F. Giblin and P. J. Rescigno, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Class B Common Stock of Crawford & Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Crawford & Company to be held in the Home Office Building of Crawford & Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia on April 29, 2003 at 2:00 P.M., and at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and upon any other business that may properly come before the meeting or any adjournment or postponement thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting. Said proxies are directed to vote on the matters described in the accompanying Proxy Statement as follows, and otherwise in their discretion:

1. Proposal to elect the eight (8) nominees listed below as Directors (except as indicated to the contrary below).

  [ ]  FOR all nominees listed below (except as indicated to the        [ ]  WITHHOLD AUTHORITY to vote for all nominees
       contrary)                                                             listed below

       NOMINEES: Lanier, Flather, L. K. Crawford, J. C. Crawford, Prince, Williams, Wood, Davis.
       (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the name of nominee in the space provided below)

--------------------------------------------------------------------------------

2. Proposal to approve the appointment of Ernst & Young LLP as the independent auditors of the Company for the 2003 fiscal year.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

  THIS PROXY WILL BE VOTED AS DIRECTED ABOVE, OR IF NO DIRECTION IS INDICATED,
                    WILL BE VOTED "FOR" THE ABOVE PROPOSALS.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated March 26, 2003.

                                                Dated: -------------------, 2003

                                                --------------------------------

                                                --------------------------------
                                                    Signature of Shareholder

                                                IMPORTANT: Please date this
                                                Proxy and sign exactly as your
                                                name or names appear hereon. If
                                                shares are held jointly,
                                                signatures should include both
                                                names. Executors,
                                                administrators, trustees,
                                                guardians and others signing in
                                                a representative capacity,
                                                please give your full title. If
                                                a corporation, please sign in
                                                full corporate name by President
                                                or other authorized officer. If
                                                a partnership, please sign in
                                                partnership name by authorized
                                                person.